                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                                (Amendment No. )

Filed by the Registrant   |X|
Filed by a Party other than the Registrant   |_|
Check the appropriate box:
|_|  Preliminary Proxy Statement
     Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(z))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                        A.C. MOORE ARTS AND CRAFTS, INC.
 ................................................................................
                (Name of Registrant as Specified In Its Charter)

 ................................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)
|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:


    (2) Aggregate number of securities to which transaction applies:


    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                        A.C. MOORE ARTS AND CRAFTS, INC.
                              500 University Court
                               Blackwood, NJ 08012

                               ___________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             to be held May 27, 1999

                               ___________________


To the Shareholders of A.C. Moore Arts & Crafts, Inc.:

       The 1999 Annual Meeting of Shareholders of A.C. Moore Arts & Crafts, Inc. (the "Company" or "A.C. Moore") will be held on Thursday, May 27, 1999, at 10:30 a.m., prevailing time, at the Travelodge Hotel, 1111 Route 73, Mt. Laurel, New Jersey, for the purpose of considering and acting upon the following:

           1. To elect two Class A directors to hold office for a term of three years and until their successors are duly elected and qualified, as described in the accompanying Proxy Statement;

           2. To transact such other business as may properly come before the Annual Meeting.

       Only shareholders of record at the close of business on April 16, 1999, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

       If the Annual Meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened Annual Meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in this Notice of Annual Meeting.

       YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE; NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.



                                              By Order of the Board of Directors


                                              Janet Parker-Vandenberg
                                              Secretary

Blackwood, New Jersey
April 19, 1999

                        A.C. MOORE ARTS AND CRAFTS, INC.
                              500 University Court
                               Blackwood, NJ 08012
                                 (609) 228-6700
                               ___________________

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                               ___________________


       The accompanying proxy is solicited by the Board of Directors of A.C. Moore Arts & Crafts, Inc. (the "Company" or "A.C. Moore") for use at the 1999 Annual Meeting of Shareholders (the "Meeting") to be held on Thursday, May 27, 1999, at 10:30 a.m., prevailing time, at the Travelodge Hotel, 1111 Route 73, Mt. Laurel, New Jersey, and any adjournments or postponements thereof. This Proxy Statement and accompanying proxy card are first being mailed to shareholders on or about April 19, 1999.

       The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, facsimile, telegraph or teletype by officers, directors or employees of the Company, without additional compensation. Upon request, the Company will pay the reasonable expenses incurred by record holders of the Company's Common Stock who are brokers, dealers, banks or voting trustees, or their nominees, for mailing proxy material and annual shareholder reports to the beneficial owners of the shares they hold of record.

       Only shareholders of record, as shown on the transfer books of the Company, at the close of business on April 16, 1999 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. On the Record Date, there were 7,405,000 shares of Common Stock outstanding.

       Proxies in the form enclosed, if properly executed and received in time for voting, and not revoked, will be voted as directed on the proxies. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all shares of Common Stock "for" the election of all nominees for directors hereinafter named. Sending in a signed proxy will not affect a shareholder's right to attend the Meeting and vote in person since the proxy is revocable. Any shareholder who submits a proxy has the power to revoke it by, among other methods, giving written notice to the Secretary of the Company at any time before the proxy is voted.

       The presence, in person or represented by proxy, of the holders of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Meeting. All shares of the Company's Common Stock present in person or represented by proxy and entitled to vote at the Meeting, no matter how they are voted or whether they abstain from voting, will be counted in determining the presence of a quorum. If the Meeting is adjourned because of the absence of a quorum, those shareholders entitled to vote who attend the adjourned meeting, although constituting less than a quorum as provided herein, shall nevertheless constitute a quorum for the purpose of electing directors. If the Meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened Meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in the Notice of Annual Meeting.

       Each share of Common Stock is entitled to one vote on each matter which may be brought before the Meeting. The election of directors will be determined by a plurality vote and the nominee receiving the most "for" votes will be elected. Approval of any other proposal will require the affirmative vote of a majority of the shares cast on the proposal. Under the Pennsylvania Business Corporation Law, an abstention, withholding of authority to vote or broker non-vote will not have the same legal effect as an "against" vote and will not be counted in determining whether the proposal has received the required shareholder vote.

                              ELECTION OF DIRECTORS

       The Company's Articles of Incorporation provide that the board of directors shall consist of not fewer than one nor more than 15 directors, with the exact number to be fixed by the board of directors. The board of directors has fixed the number of directors at six. Pursuant to the Articles of Incorporation of the Company, the directors are divided into three classes, which is required to be as nearly equal in number as possible. One class of directors is to be elected annually for a term of three years. The board of directors is currently comprised of three classes of two directors each.

       At the A.C. Moore Annual Meeting shareholders will elect two Class A directors to serve for a term of three years and until their successors are elected and qualified. Unless directed otherwise, the persons named in the enclosed Proxy intend to vote such Proxy "for" the election of the listed nominees or, in the event of inability of a nominee to serve for any reason, for the election of such other person as the board of directors may designate to fill the vacancy. The board has no reason to believe that any nominee will not be a candidate or will be unable to serve.

       The board of directors has nominated Patricia A. Parker and Richard Lesser to serve as the Class A directors. Ms. Parker and Mr. Lesser currently serve as directors. The nominees have consented to being named in the Proxy Statement and to serve if elected. The following table sets forth information, as of the Record Date, concerning A.C. Moore's directors and nominees for election to the board of directors:

                                                                             Director         Term
             Name                  Age                Position               Since(1)       Expires
----------------------------      -----    -------------------------------- ----------     ---------
William Kaplan                     71      Chairman of the Board               1984           2000

John E. (Jack) Parker              57      President, Chief Executive          1984           2000
                                           Officer and Director

Richard J. Bauer (2)(3)            73      Director                            1990           2001

Richard J. Drake  (3)              65      Director                            1984           2001

Patricia A. Parker(4)              56      Director                            1984           1999

Richard Lesser (2) (3)(4)          64      Director                            1993           1999

--------------
(1) Includes service as a director of A.C. Moore Incorporated, the Company's wholly-owned operating subsidiary.
(2) Member of the Compensation Committee.
(3) Member of the Audit Committee.
(4) Nominee for Director.

       The following information about A.C. Moore's directors and nominees for director is based, in part, upon information supplied by such persons.

       Mr. Kaplan is a co-founder of the Company and has been Chairman of the Board of Directors of the Company since its inception. Mr. Kaplan also serves as the Chairman of the Board of Directors of Regal Bag Corporation, a manufacturer of women's handbags which he founded in 1947.

       Mr. Parker is a co-founder of the Company and has been President, Chief Executive Officer and a director of the Company since its inception. From 1959 to 1984, Mr. Parker worked for the F.W. Woolworth Company ("Woolworth") in various management positions, most recently as President and Chief Executive Officer of the U.S. General Merchandise Group where he had responsibility for more than 1,000 stores, including the entire domestic chain of Woolworth retail stores. Mr. Parker is the husband of Patricia A. Parker.

       Ms. Parker has been Executive Vice President, Merchandising of the Company since September 1990. From 1985 to 1990, she served as a Vice President of the Company. Ms. Parker is responsible for purchasing all floral and seasonal merchandise and the Company's import purchasing program. Ms. Parker is the wife of Jack Parker.

       Mr. Lesser has been a director of the Company since March 1993. He is currently Executive Vice President, Chief Operating Officer and a Director of The TJX Companies, Inc., a New York Stock Exchange traded retail company. Mr. Lesser is a director of Reebok International, a New York Stock Exchange traded shoe and apparel manufacturer.

       Mr. Bauer has been a director of the Company since September 1990. Mr. Bauer is President and Chief Executive Officer of Eastern Alloys, Inc. an independent zinc alloyer, which he founded in 1965. Mr. Bauer is the co-founder and current Chairman of the Board of Service Aluminum Corporation, an aluminum trading company. Mr. Bauer has been a member of the Regional Board of Directors of the Bank of New York since 1989.

       Mr. Drake has been a director of the Company since its founding. He is President of Drake, Sommers, Loeb, Tarshis & Catania, P.C., a professional corporation which renders legal services.

Shareholder Nominations

       Pursuant to A.C. Moore's Bylaws, no shareholder is permitted to nominate a candidate for election as a director unless the shareholder complies with the procedures set forth in the Bylaws. According to the Bylaws, nominations by shareholders for directors to be elected at a meeting of shareholders which have not previously been approved by the Board of Directors must be submitted to the Secretary of the Corporation in writing, either by personal delivery, nationally-recognized express mail or United States mail, postage prepaid, not later than (i) the latest date upon which shareholder proposals must be submitted to the Company for inclusion in the Company's proxy statement relating to such meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or other applicable rules or regulations under the federal securities laws or, if no such rules apply, at least 90 days prior to the date one year from the date of the immediately preceding annual meeting of shareholders, and (ii) with respect to an election to be held at a special meeting of shareholders, the close of business on the tenth day following the date on which notice of such meeting is first given to shareholders. Each nomination is required to set forth: (i) the name and address of the shareholder making the nomination and the person or persons nominated; (ii) a representation that the shareholder is a holder of record of capital stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to vote for the person or persons nominated; (iii) a description of all arrangements and understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination was made by the shareholder;
(iv) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Board of Directors; and (v) the consent of each nominee to serve as a director of the Company if so elected. All nominations which are late will be rejected by the Company.

Board of Directors, Committees and Attendance at Meetings

       The Board of Directors of A.C. Moore held four meetings during 1998. The audit committee and the compensation committee each held one meeting during 1998. All directors attended at least 75% of all Board and applicable committee meetings.

       The Board has two standing committees. The Company does not have a standing nominating committee.

           -- The Compensation Committee reviews and makes recommendations to the Board regarding the salaries, bonuses and other forms of compensation for executive officers of A.C. Moore and administers various compensation and benefit plans. The current members of the Compensation Committee are Messrs. Bauer and Lesser.

           -- The Audit Committee reviews the results and scope of the annual audit of the Company's financial statements, proposes changes in the Company's financial and accounting standards and principles and the Company's policies and procedures with respect to its internal accounting and financial controls. The Audit Committee also makes recommendations to the Board of Directors on the engagement of the Company's independent accountants as well as other matters which may come before the Committee or at the direction of the Board of Directors. The current members of the Audit Committee are Messrs. Bauer, Drake and Lesser.

Director Compensation

       Directors' Fees. Directors who are not officers, employees or consultants of the Company each receive a directors' fee of $400 per meeting and a committee fee of $100 for each committee of which the director is a member.

       Stock Options. In 1998, Messrs. Bauer, Drake and Lesser, directors of the Company, were each granted an option to acquire 4,000 shares and in 1997 Messrs. Bauer and Drake were each granted an option to acquire 10,000 shares of Common Stock under the Company's 1997 Employee, Director and Consultant Stock Option Plan. In 1995, Mr. Lesser, a director of the Company, was granted an option which is exercisable for 64,500 shares of Common Stock at an exercise price of $4.66 per share. Mr. Lesser's option expires on February 28, 2005.

Security Ownership of Certain Beneficial Owners and Management

       The following table sets forth, as of February 28, 1999, certain information with respect to the beneficial ownership of the Common Stock (i) by each person who is known by A.C. Moore to be the beneficial owner of more than 5% of the Common Stock, (ii) by each director of A.C. Moore, (iii) by each executive officer of A.C. Moore named in the Summary Compensation Table and (iv) by all directors and executive officers of A.C. Moore as a group. Except as otherwise indicated, the beneficial owners of the Common Stock listed below have sole investment and voting power with respect to such shares.

                                                                  Shares Beneficially Owned(1)
               Name and Address                                    Number            Percent
-----------------------------------------------------------        ------            -------
William Kaplan (2)                                                2,010,000           26.8%
Jack Parker (2)                                                   2,140,000           28.5%
Rex A. Rambo                                                         29,667 (4)         *
Patricia A. Parker (2)                                            2,140,000 (3)       28.5%
Leslie H. Gordon                                                     24,167 (4)         *
Janet Parker-Vandenberg                                               7,667 (5)         *
Richard Lesser                                                       64,500 (6)         *
Richard J. Bauer                                                      9,733 (7)         *
Richard J. Drake                                                      5,333 (7)         *
All executive officers and directors as a group (9 persons)       4,291,067           57.2%

------------
*  Denotes less than 1%.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and includes voting or investment power with respect to the Common Stock. Shares of Common Stock issuable upon the exercise of securities currently exercisable or exercisable within 60 days of the date hereof are deemed outstanding for computing the share ownership and percentage ownership of the person holding such securities, but are not deemed outstanding for computing the percentage of any other person.
(2) The address of each of Messrs. Kaplan and Parker and Ms. Parker is 500 University Court, Blackwood, New Jersey 08012.
(3) In accordance with the SEC's rules Ms. Parker is deemed to be the beneficial owner of the shares owned of record by her husband, Jack Parker. Ms. Parker disclaims beneficial ownership of these shares.
(4) Includes 11,667 shares subject to presently exercisable options.
(5) Includes 6,667 shares subject to presently exercisable options.
(6) Represents 64,500 shares of Common Stock which may be acquired upon the exercise of currently exercisable options.
(7) Includes 3,333 shares subject to presently exercisable options.

Executive Compensation

         Compensation Committee Report

         The Compensation Committee of A.C. Moore's board of directors establishes A.C. Moore's general compensation policies, compensation plans and specific compensation levels of A.C. Moore's most highly compensated executive officers, and reviews the design, administration and effectiveness of compensation programs for other key executives. The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation, integrate pay with A.C. Moore's annual and long-term performance goals, reward above-average corporate performance, recognize individual initiative and achievements, and assist A.C. Moore in attracting and retaining qualified executives.

         Base Salary and Incentive Compensation. A.C. Moore's executive officer compensation program is comprised of base salary, annual cash incentive compensation and long term incentive compensation in the form of stock options and various benefits. The Company seeks to be competitive with compensation programs offered by companies of a similar size within the retail industry.

         Prior to the beginning of each fiscal year, financial and other goals are established for the Company. Each executive officer is responsible for accomplishing the goals pertaining to his or her area of responsibility. Base salaries are based on the results of individual performance, as well as other considerations such as the executive officer's level of responsibility, years of service with A.C. Moore and professional background. Incentive compensation is based upon the achievement of Company profit objectives. The Company did not meet its profit objectives for 1998. Therefore, no executive officer received bonus compensation during 1998.

         Stock Options. A.C. Moore uses its 1997 Employee, Director and Consultant Stock Option Plan (the "Plan") as a long-term incentive plan for executive officers and key employees. The objectives of the Plan with respect to executive officers are to align the long-term interests of executive officers and shareholders by creating a direct link between executive compensation and shareholder return and to enable executives to develop and maintain a significant long-term equity interest in A.C. Moore. The Plan authorizes the Compensation Committee to award stock options to officers and key employees. Stock options granted to executive officers are based upon the level and degree of responsibility of the positions they hold. In general under the Plan, options are granted with an exercise price equal to the fair market value of the A.C. Moore Common Stock on the date of grant and are exercisable according to a vesting schedule determined by the Compensation Committee at the time of grant. In fiscal 1998 and 1997, the board of directors granted options to purchase an aggregate of 152,150 shares and 444,500 shares, respectively of A.C. Moore Common Stock under the Plan. Information concerning the option grants to certain executive officers is set forth in the Summary Compensation Table.

         Policy with Respect to Section 162(m) of the Internal Revenue Code. Generally, Section 162(m) of the Internal Revenue Code of 1986, and the regulations promulgated thereunder (collectively, "Section 162(m)"), denies a deduction to any publicly held corporation, such as A.C. Moore, for certain compensation exceeding $1,000,000 paid during a taxable year to the chief executive officer and the four other highest paid executive officers, excluding, among other things, certain performance-based compensation. Where appropriate, the Compensation Committee has taken action to reduce the impact of this provision. For example, the Compensation Committee intends that the Plan qualify for the performance-based exclusion. The Compensation Committee continually evaluates to what extent Section 162(m) will apply to its other compensation programs.

         Discussion of 1998 Compensation for the Chief Executive Officer and the Chief Operating Officer

         In considering the compensation for Mr. Parker, the President and Chief Executive Officer, the Compensation Committee reviewed his existing compensation arrangements which were based on circumstances determined before the Company's sale of common shares to the public and compensation levels of comparable retail companies. The Compensation Committee accordingly made the determination that the annual compensation for the President be established as $350,000. It was also determined that as a major stockholder, the President would not participate in either the incentive compensation program or the Stock Option Plan. In light of the Company's performance, Mr. Parker elected to reduce his compensation to $300,000 for 1998.

       As part of his overall compensation package, Mr. Parker is provided various life insurance policies, including a split dollar life insurance arrangement for Mr. Parker and his wife.

       Mr. Rambo, the Chief Operating Officer, was promoted to that position in December, 1997. For 1998, the Compensation Committee approved an annual base compensation of $300,000. Mr. Rambo also participates in the Company's Incentive Compensation program and the Stock Option Plan.

                           THE COMPENSATION COMMITTEE

                                 Richard Lesser
                                Richard J. Bauer

       Summary Compensation Table

       The following table sets forth the compensation earned by the Company's Chief Executive Officer and by each of the other persons who served as an executive officer of the Company (collectively, the "Named Executive Officers") for services rendered in all capacities to the Company during 1996, 1997 and 1998:

                                                                                               Long Term
                                            Annual Compensation                               Compensation
                                            -------------------                               ------------
                                                                                                Securities
Name and Principal             Fiscal                                        Other Annual       Underlying          All Other
    Position                    Year            Salary          Bonus        Compensation        Options          Compensation
------------------             ------           ------          -----        ------------       ----------        ------------
William Kaplan                  1998           $150,000                           --                   --               --
Chairman of the Board           1997            150,000           --              --                   --               --
                                1996            150,000                           --                   --               --
                                                                  --

                                                                  --

Jack Parker                     1998           $300,000                       17,288 (2)               --          $19,362 (1)
President and Chief             1997            200,000           --              --                   --           19,682 (1)
Executive Officer               1996            200,000                           --                   --           19,682 (1)
                                                                  --

                                                                  --

Rex Rambo (3)                   1998           $300,000                           --               15,000               --
Executive Vice President        1997            250,000           --         $34,000(4)            35,000               --
and Chief Operating Officer     1996             20,833      $15,000              --                   --               --

                                                                  --


Patricia A. Parker              1998           $215,000                           --                   --          $19,362 (1)
Executive Vice President,       1997            200,000           --              --                   --           19,682 (1)
Merchandising                   1996            200,000      $15,000              --                   --           19,682 (1)

                                                                  --

Leslie H. Gordon(5)             1998           $207,000                           --                7,500               --
Executive Vice President,       1997            192,000           --              --               35,000               --
Chief Financial Officer         1996            138,542      $15,000              --                   --               --
and Treasurer                                                 13,452

--------
(1) Reflects one-half of the value of the benefit to Jack Parker and Patricia A. Parker of the premium paid by the Company for a split-dollar second-to-die life insurance policy.
(2) Represents life insurance premiums paid by the Company.
(3) Mr. Rambo joined the Company on December 2, 1996
(4) Represents reimbursement of relocation expenses.
(5) Mr. Gordon joined the Company on March 18, 1996.

         Option Grants in Last Fiscal Year

         The following table sets forth certain information concerning stock options granted during fiscal 1998 to the named executive officers. The following table also sets forth the potential realizable value over the term of the options (the period from grant date to the expiration date), based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These amounts do not represent A.C. Moore's estimate of future stock price. Actual realizable values, if any, of stock options will depend on the future performance of A.C. Moore's common stock.

                                                                                           Potential Realizable
                                                                                             Value at Assumed
                                                                                                  Annual
                                                                                           Rates of Stock Price
                                                                                             Appreciation For
                                                 Individual Grants                            Option Term (1)
                              -------------------------------------------------------      --------------------
                               Number of       Percent of
                              Securities      Total Options
                              Underlying       Granted to
                                Options       Employees In     Exercise    Expiration
           Name                 Granted        Fiscal Year      Price         Date           5%           10%
--------------------------    -----------     --------------   --------    ----------       ----         -----
William Kaplan ...........          --              --              --            --            --           --

Jack Parker...............          --              --              --            --            --           --

Rex Rambo ................      15,000            9.9%          $15.38     7/17/2008      $145,050     $367,500

Patricia A. Parker........          --              --              --            --            --           --

Leslie H. Gordon..........       7,500            4.9%           15.38     7/17/2008        72,525      183,750

(1) Represents the difference between the market value of A.C. Moore's common stock for which the option may be exercised, assuming that the market value of the common stock appreciates in value from the date of grant to the end of the option term at annualized rates of 5% and 10%, respectively, and the exercise price of the option. The rates of appreciation used in this table are prescribed by regulations of the Securities and Exchange Commission and are not intended to forecast future appreciation of the market value of the common stock.

         Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

         The following table sets forth certain information concerning the exercise of stock options during fiscal 1998 and the number and value of unexercised options held at the end of fiscal 1998 by the named executive officers.

                                                            Number of Securities           Value of Unexercised
                                                           Underlying Unexercised        In-the-Money Options at
                                                            Options at Year-End             Fiscal Year-End(1)
                                                           ----------------------       --------------------------
                              Shares
                           Acquired on       Value
          Name               Exercise      Realized     Exercisable   Unexercisable    Exercisable   Unexercisable
-------------------------  -----------     --------     -----------   -------------    -----------   -------------

William Kaplan ..........        --           --              --              --            --             --

Jack Parker..............        --           --              --              --            --             --

Rex Rambo ...............        --           --          11,667          38,333            --             --

Patricia A. Parker.......        --           --              --              --            --             --

Leslie H. Gordon.........        --           --          11,667          30,833            --             --

(1) The last reported sales price of the common stock as reported through the Nasdaq Stock Market on December 31, 1998 was $6.13. This amount was greater than the exercise price of any outstanding option.

Severance Arrangement

         The Company has agreed to pay Leslie H. Gordon a lump sum equal to one year of his then current salary if Mr. Gordon's employment is terminated without cause.

Certain Relationships and Related Transactions

         Richard J. Drake, a director of the Company, is a member of a law firm which the Company has retained during 1998 and which the Company intends to retain during 1999.

         In 1998, the Company reimbursed Regal Bag Corporation ("Regal") $215,000 for (i) Regal's cost and expense in providing clerical and mailing services to the Company related to the Company's Teacher's Program,"Crafty Kid's Club" and "Teen Club" and (ii) the rental of warehouse space for storage of the Company's fixtures and other materials. William Kaplan, a director of the Company, is an executive officer and principal shareholder of Regal.

         It is the Company's policy that all material transactions between the Company and its officers, directors and other affiliates must be approved by a majority of the disinterested members of the Company's Board of Directors and be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

Stock Performance Graph

         The graph which follows indicates the cumulative total return on A.C. Moore Common Stock since October 9, 1997, the date the A.C. Moore Common Stock began trading on the Nasdaq National Market, compared with the cumulative total return of companies included in the Nasdaq Stock Market Index and in the Nasdaq Retail Trade Index. Cumulative total return on the A.C. Moore Common Stock or the index equals the total increase in value since October 9, 1997, assuming reinvestment of all dividends. The graph assumes that $100 was invested on October 9, 1997 in A.C. Moore Common Stock and in each of the indexes. The Company paid no dividends during the period.



140 |-------------------------------------------------------------------------|
    |                                                                         |
    |                                                              #          |
120 |-------------------------------------------------------------------------|
    |                                                              *          |
    |                                                                         |
100 |--------#----------------------------------------------------------------|
    |                                  *                                      |
    |                                  #                                      |
 80 |-------------------------------------------------------------------------|
    |                                  &                                      |
    |                                                                         |
 60 |-------------------------------------------------------------------------|
    |                                                                         |
    |                                                                         |
 40 |--------------------------------------------------------------&----------|
    |                                                                         |
    |                                                                         |
 20 |-------------------------------------------------------------------------|
    |                                                                         |
    |                                                                         |
  0 |-------------------------------------------------------------------------|
         10/9/97                    12/31/97                      12/31/98

 *  The NASDAQ Retail Trade Index   #  NASDAQ Stock Market Index  &  A.C. Moore



                                            October 9, 1997         December 31, 1997         December 31, 1998
                                            ---------------         -----------------         -----------------
A.C. Moore                                       $100                     $76                       $ 41
Nasdaq Stock  Market Index                        100                      90                        127
The NASDAQ Retail Trade Index                     100                      96                        116

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who beneficially own more than ten percent of the Company's common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during 1998, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten-percent beneficial owners were complied with during 1998, except that Richard J. Bauer filed with respect to his purchase of shares of the Company's common stock a late report on Form 4.

                              SHAREHOLDER PROPOSALS

         Shareholder proposals for the 2000 Annual Meeting of Shareholders must be submitted to A.C. Moore by December 21,1999 to receive consideration for inclusion in A.C. Moore's Proxy Statement. Any such proposal must also comply with the proxy rules under the Securities Exchange Act of 1934, including Rule 14a-8. Any proposal submitted outside of the Rule 14a-8 process for consideration at the Company's 2000 Annual Meeting of Shareholders will not be considered at such meeting unless it is submitted to the Secretary of the Company in accordance with Section 202 of the Company's By-laws no later than December 21, 1999.

                             APPOINTMENT OF AUDITORS

         The board of directors has appointed PricewaterhouseCoopers LLP, independent accountants, to serve as A.C. Moore's independent auditors for the year ending December 31, 1999. A representative of PricewaterhouseCoopers LLP is expected to be present at the A.C. Moore Annual Meeting and to be available to respond to appropriate questions. The representative will have the opportunity to make a statement if he or she so desires.

                                  OTHER MATTERS

         A.C. Moore is not presently aware of any matters (other than procedural matters) which will be brought before the A.C. Moore Annual Meeting which are not reflected in the attached Notice of the Meeting. The enclosed Proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the A.C. Moore Annual Meeting: (i) approval of the minutes of a prior meeting of shareholders, if such approval does not amount to ratification of the action taken at the meeting; (ii) the election of any person to any office for which a bona fide nominee named in this Proxy Statement is unable to serve or for good cause will not serve; (iii) any proposal omitted from this Proxy Statement and the form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934; and (iv) matters incident to the conduct of the A.C. Moore Annual Meeting. In connection with such matters, the persons named in the enclosed Proxy will vote in accordance with their best judgment.


                   ANNUAL REPORT TO SHAREHOLDERS AND FORM 10-K

         This Proxy Statement is accompanied by A.C. Moore's 1998 Annual Report to Shareholders.

         EACH PERSON SOLICITED HEREUNDER CAN OBTAIN A COPY OF A.C. MOORE'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998 AS FILED WITH

THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT CHARGE EXCEPT FOR EXHIBITS TO THE REPORT, BY SENDING A WRITTEN REQUEST TO:

                         A.C. MOORE ARTS & CRAFTS, INC.
                         500 University Court
                         Blackwood, NJ 08012
                         Attention: Leslie H. Gordon

                                    By Order of the Board of Directors



                                    Janet Parker-Vandenberg
                                    Secretary
Blackwood, New Jersey
April 19, 1999

                         A.C. MOORE ARTS & CRAFTS, INC.
                              BLACKWOOD, NEW JERSEY

           PROXY FOR 1999 ANNUAL MEETING OF SHAREHOLDERS, MAY 27, 1999

                  Solicited On Behalf of the Board of Directors


         The undersigned hereby constitutes and appoints Jack Parker and William Kaplan, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to appear at the annual meeting of shareholders of A.C. Moore Arts & Crafts, Inc. to be held on the 27th day of May, 1999 and at any postponement or adjournment thereof, and to vote all of the shares of A.C. Moore Arts & Crafts, Inc. which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present. The undersigned hereby directs that this proxy be voted as marked on the reverse side hereof.

         This Proxy will, when properly executed, be voted as directed. If no directions to the contrary are indicated in the boxes provided, the persons named herein intend to vote FOR each proposal listed on the reverse side hereof.

         A majority of said attorneys and proxies present and acting at the meeting in person or by their substitutes (or if only one is present and acting, then that one) may exercise all the powers conferred hereby. Discretionary authority is conferred hereby as to certain matters as may properly come before the meeting.


              (Continued and to be marked, signed and dated on the reverse side)

(1)      ELECTION OF DIRECTORS: Patricia A. Parker and Richard Lesser

              FOR all nominees              WITHHOLD AUTHORITY         (INSTRUCTION: To withhold authority to vote
              listed above (except          to vote for the            for any individual nominee, write that nominee's
              as marked to the              nominees listed            name in the space provided below.)
              contrary at right.)           above.

                    [  ]                         [  ]


(2)      To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

                                                 Receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated
                                                 April 19, 1999 is hereby acknowledged.


                                                 _____________________________________________
                                                 Signature

                                                 _____________________________________________
                                                 Signature

                                                 Dated: ______________________________________


                                                 Please sign exactly as your name or names appear hereon, including any official position or representative capacity.


               Please mark, date and sign this proxy and return it promptly in the enclosed postage paid envelope.

                                      -2-